SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          OneLink Communications. Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

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      and 0-11

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      filing fee is calculated and state how it was determined):

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
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4)    Date Filed:

                          OneLink Communications, Inc.

                         -------------------------------

                    Notice of Annual Meeting of Shareholders
                             to be held May 25, 1999

                        --------------------------------

         The Annual Meeting of Shareholders of OneLink Communications, Inc. will be held at the Company's headquarters located at 10340 Viking Drive, Suite 150, Eden Prairie, MN 55344, on Tuesday, May 25, 1999 at 2:00 PM, local time for the following purposes:

         1.       To elect five directors to the Board of Directors.

         2. To approve the reservation of Seven Hundred Fifty Thousand (750,000) additional shares for issuance to employees, officers, directors, consultants and others under the Company's 1994 Stock Option Plan.

         3. To ratify the selection of Lund Koehler Cox & Arkema, LLP as independent public accountants of the Company for the fiscal year ending December 31, 1999.

         4. To transact such other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the 1998 Annual Report to Shareholders, which are being sent to you by order of the Board of Directors.

         Only shareholders of record shown on the books of the Company at the close of business on April 5, 1999 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

                                                     Sincerely,



                                                     Ronald E. Eibensteiner
                                                     Chairman
Dated:  April 20, 1999
Eden Prairie, MN 55344

                          OneLink Communications, Inc.
                          10340 Viking Drive, Suite 150
                             Eden Prairie, MN 55344

                         ------------------------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                             to be held May 25, 1999

                     ---------------------------------------

                                  INTRODUCTION


         This Proxy Statement is being furnished to the shareholders of OneLink Communications, Inc. in connection with the solicitation by the Board of Directors of OneLink Communications, Inc. ("OneLink" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 25, 1999 at 2:00 PM local time at the Company's headquarters, located at 10340 Viking Drive, Suite 150, Eden Prairie, MN, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The Company expects that this Proxy Statement, the related Proxy and the Notice of Annual Meeting will be first mailed to OneLink shareholders on or about April 20, 1999.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Annual Meeting.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of OneLink's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed April 5, 1999 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on April 5, 1999 there were 6,698,607 shares of OneLink's Common Stock (the "Common Stock") issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of Common Stock as of March 22, 1999 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the company to own beneficially more than five percent of the Company's Common Stock. The address of each beneficial owner, except Perkins Capital Management, Inc., Wyncrest Capital and Wayne W. Mills, is 10340 Viking Drive, Suite 150, Minneapolis, MN 55344.


                                            Number of Shares     Percent of
                                             Beneficially       Outstanding
 Name of Shareholder                          Owned (1)          Shares (1)
 -------------------                          ---------          ----------

 Paul F. Lidsky (2)                                87,000            1.29%
 Ronald E. Eibensteiner (3)                     1,158,000           16.24%
 Vin Weber (4)                                     60,294            0.89%
 John F. Stapleton (5)                             20,000            0.30%
 Thomas M. Kieffer (6)                             70,000            1.04%
 Gregory H. Mohn (7)                              304,235            4.49%
 Kirk C. Danzl (8)                                 46,000            0.68%
 Michael J. Ryan (9)                               58,875            0.87%
 All current executive officers and             1,804,979           24.17%
  directors as a group (eight persons) (10)
 Perkins Capital Management, Inc. (11)          1,945,200           28.51%
 Wyncrest Capital (12)                            830,000           11.98%
 Wayne W. Mills (13)                              655,545            9.67%

         (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 22, 1999 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

         (2) Includes 50,000 shares of common stock issuable pursuant to options exercisable within 60 days.

         (3) Includes 200,000 shares of common stock issuable pursuant to options exercisable within 60 days, 200,000 shares of common stock issuable upon a subscription agreement and 30,000 shares of common stock issuable upon exercise of warrants. Includes 600,000 shares of common stock and 230,000 shares of common stock issuable upon exercise of warrants, held by Wyncrest Capital.

         (4) Includes 58,000 shares of common stock issuable pursuant to options exercisable within 60 days. Excludes 15,000 shares of common stock issuable pursuant to options exercisable upon reelection to the Board of Directors.

         (5) Includes 20,000 shares of common stock issuable pursuant to options exercisable within 60 days. Excludes 15,000 shares of common stock issuable pursuant to options exercisable upon reelection to the Board of Directors.

         (6) Includes 25,000 shares of common stock issuable upon exercise of warrants and 20,000 shares of common stock issuable pursuant to options exercisable within 60 days. Excludes 15,000 shares of common stock issuable pursuant to options exercisable upon reelection to the Board of Directors.

         (7) Includes 77,529 shares of common stock issuable pursuant to options exercisable within 60 days.

         (8) Includes 42,000 shares of common stock issuable pursuant to options exercisable within 60 days.

         (9) Includes 43,875 shares of common stock issuable pursuant to options exercisable within 60 days.

         (10) Includes 55,575 shares of common stock issuable upon exercise of warrants and 511,404 shares of common stock issuable pursuant to options exercisable within 60 days.

         (11) Perkins Capital Management, Inc. has sole power to vote or direct the vote for 578,000 shares and sole power to dispose of or direct the disposition of all shares listed in the table as beneficially owned by it. Includes 125,000 shares of common stock issuable on exercise of warrants. The address of the holder is 730 East Lake Street, Wayzata, MN 55391-1769.

         (12) The address of the holder is Midwest Plaza, Suite 1860, 801 Nicollet Mall, Minneapolis, MN 55402.

         (13) The address of the holder is The Colonnade, Suite 290, 5500 Wayzata Boulevard, Golden Valley, MN 55436.

              ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS
                                  (Proposal #1)

         The Board of Directors has set the number of directors to be elected for the ensuing year at five. Ronald E. Eibensteiner, Paul F. Lidsky, John F. Stapleton, Thomas M. Kieffer, and Vin Weber are all current directors of the Company. The Board of Directors has nominated all five of them to stand for reelection at the Annual Meeting, and all of them have consented to stand for reelection.

         Vote Required: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE. The election of each of the nominees requires the affirmative vote of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instructions, the Proxies will be voted for each of the Nominees. If elected, each Nominee shall serve until the next annual meeting of shareholders and until a successor has been elected and qualified. If any of the Nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is recommended by the Board of Directors, or, in the absence of such recommendation, for such fewer number of directors as remain willing and able to serve.

         The following table provides certain information with respect to the Company's directors:

 Name                     Age    Position                      Director Since
 ----                     ---    --------                      --------------
 Ronald E. Eibensteiner    48    Chairman and Secretary             1996
 Paul F. Lidsky            45    President, CEO and Director        1997
 Vin Weber                 46    Director                           1994
 John F. Stapleton         55    Director                           1997
 Thomas M. Kieffer         41    Director                           1997


         Ronald E. Eibensteiner joined the Company as Chairman of the Board of Directors in May 1996. He is President of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Mr. Eibensteiner is a director of IntraNet Solutions, Inc. a provider of Web-based document management solutions for corporate intranets. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. He holds a BS in Political Science from the University of Minnesota.

         Paul F. Lidsky joined the Company as President and CEO in September 1997 with 15 years of telecommunications experience. Prior to joining OneLink, he served as the Executive Vice President, Strategy and Business Development for Norstan, Inc. In this position, he was responsible for the development of corporate strategies, market positioning and new business development. This included the identification of acquisition targets and leadership of Norstan's acquisition teams. His prior positions with Norstan included: Executive Vice President-Norstan Integration Services, Vice President of Sales and General Manager of the Ohio Branch. Mr. Lidsky was a Product Manager with Electronic Engineering Company when it was acquired by Norstan, Inc. in 1985. He is also a director of Ancor Communications Inc. and Datalink Corporation.

         Vin Weber has been a director of the Company since 1994 and is a partner at Clark and Weinstock, a company that provides strategic advice to businesses interested in the government processes of the legislative and executive branches of government. Prior to joining Clark and Weinstock, Mr. Weber established Empower America, a non-profit organization formed to advocate policies that emphasize individual responsibility and accountability in matters relating to the economy, social welfare and education. Prior to that, he served 12 years in the United States Congress representing Minnesota's Second Congressional District. He is a director of Department 56, Inc., ITT Education Services, Inc., and Vallon Inc.

         John F. Stapleton joined the Company as a director in August 1997. Mr. Stapleton is a director of Advanced BioSurfaces, Inc. ("ABS"), a company engaged in the development of certain medical technology. Currently, Mr. Stapleton is a private investor. From 1995 to 1997 he served in various capacities at ABS, including CFO and Chairman of the Board. Mr. Stapleton is also a member of the Board of Directors of XIOtech Corporation, a high performance storage hub company. From 1990 to 1995, Mr. Stapleton served in various capacities, including Chairman and CEO of Prodea Software Corporation, a company that develops and markets custom software products and database management services. In 1973, Mr. Stapleton founded Coordinated Management Systems, Inc. which commercialized a marketing information system for the consumer package goods industry. He sold the company in 1977 to A.C. Nelson. Mr. Stapleton also founded Decisions Support Services, Inc. to develop software to enable consumer marketers to use the Britton-Lee intelligent data base machine to analyze grocery scanning data. He sold the company in 1986 to Metaphor Computer Systems, Inc., and IBM acquired the combined entity in 1990.

         Thomas M. Kieffer joined the Company as a director in August 1997. In 1986, Mr. Kieffer founded Connect, a wholly owned subsidiary of Norstan specializing in information technology consulting and services. Connect merged with Norstan in June of 1996 and Mr. Kieffer was the Executive Vice President of Development and Acquisitions at Norstan until July 1998. Currently, Mr. Kieffer is a private investor and business mentor. Mr. Kieffer has more than 18 years of experience in the computer industry and has published dozens of articles on information technology and co-authored a book: Get Connected, A Guide to Telecommunications.

Board and Committee Meetings

         During fiscal 1998, the Board of Directors held two meetings and there were no formal Compensation Committee meetings. Directors and Committee members may take formal actions by unanimous written consent, in accordance with Minnesota law, rather than hold formal meetings. Each director, except for Mr. Weber, attended both meetings of the Board of Directors. Mr. Weber was not present at one of the meetings of the Board of Directors.

          The Company's Compensation Committee provides recommendations concerning salaries and bonuses for officers of the Company and stock options for officers and employees of the Company. The members of the committee are Ron Eibensteiner, John Stapleton and Thomas Kieffer. The Company does not have an audit committee or a nominating committee.

Compensation of Directors

         General Policy. Directors presently do not receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

         Stock Options. Under the Company's Amended and Restated 1994 Stock Option Plan, each nonemployee director receives an option to purchase 50,000 shares of Company Common Stock upon such director's initial election or appointment to the Board. No further options will be granted to a nonemployee director upon a director's subsequent reelection to the Board by the shareholders. The options vest in the following manner: 5,000 shares upon initial election or appointment to the Board; 15,000 shares upon first reelection to the Board by the shareholders; 15,000 shares upon second reelection to the Board by the shareholders; 15,000 shares upon third reelection to the Board by the shareholders. The exercise price of the options is equal to the fair market value of the Company's Common Stock on the date the nonemployee director is initially elected or appointed to the Company's Board.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid by the Company during the Company's last three fiscal years to the persons who served as President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company during the fiscal year which ended December 31, 1998.


                                                                                             Long-Term
                                                                  Annual Compensation     Compensation
                                                 -------------------------------------- -----------------
                                                                                             Awards
                                                                                             ------
                                                                                           Securities
                                                                         Other Annual      Underlying
     Name and Principal Position        Year     Salary ($)   Bonus ($)  Compensation     Options (#)
     ----------------------------       ----     ----------   ---------  ------------     -----------
     Paul F. Lidsky, President and      1998      $150,000    $75,000       $5,400         200,000(2)
     CEO(1)                             1997      $ 49,423       $0         $1,800         600,000

     Michael J. Ryan, Vice President    1998      $ 80,000    $28,000         $0           140,000(4)
     and CFO(3)                         1997      $ 68,625       $0           $0            10,000
                                        1996      $ 11,000       $0           $0            50,000

     Gregory H. Mohn, Vice President -  1998      $ 80,000    $28,000         $0           153,147(5)
     Business Development               1997      $ 80,037       $0           $0            10,000
                                        1996      $ 72,875       $0           $0            59,317

     Kirk C. Danzl, Vice President -    1998      $ 80,000    $28,000         $0           140,000(4)
     Operations (6)                     1997      $ 51,778       $0           $0            60,000

     David Batdorf, Vice President -    1998      $110,630       $0         $3,938         115,000(8)
     Sales(7)                           1997      $ 20,416       $0         $  375          80,000


         (1) Mr. Lidsky was appointed to this position on September 2, 1997. He signed a two-year employment agreement that includes a monthly base salary of $12,500 plus out-of-pocket expenses incurred in the performance of his duties, including an automobile allowance of $450 per month.
         (2)      Such options were previously granted in 1997 and were repriced in fiscal 1998. See "Report on Repricing of Options."
         (3)      Mr. Ryan's employment with the Company began in November 1996.
         (4) Includes options to purchase 100,000 shares which were previously granted and which were repriced in fiscal 1998. See "Report on Repricing of Options."
         (5) Includes options to purchase 113,747 shares which were previously granted and which were repriced in fiscal 1998. See "Report on Repricing of Options."
         (6)      Mr. Danzl's employment with the Company began in March 1997.
         (7) Mr. Batdorf's employment with the Company began in November 1997 and ended in November 1998.
         (8) Includes options to purchase 80,000 shares which were previously granted and which were repriced in fiscal 1998. See "Report on Repricing of Options."


     Employment Agreements The Company has entered into a two-year employment agreement with Mr. Lidsky effective September 2, 1997, with provisions for annual renewals. The agreement provides an annual salary of $150,000, incentives to earn 50% of his annual salary and a grant of 400,000 stock options with vesting tied to specific performance criteria linked to the Company's profitability and the passage of time. The agreement also provides that, in the event of a change in control (as defined in the agreement) Mr. Lidsky would be entitled to his base salary plus health, life and disability insurance until the earlier of (a) full-time employment or (b) twelve months from the date of termination of employment. On November 19, 1997, Mr. Lidsky was granted an additional 200,000 stock options with vesting tied to specific stock price appreciation targets.


Option/SAR Grants During 1998 Fiscal Year

         The following table sets forth the options that were granted to the executive officers named in the Summary Compensation Table during the Company's last fiscal year which ended December 31, 1998.



                                      Number of        Percent of
                                     Securities      Total Options/
                                     Underlying     SARs Granted to     Exercise or
                                    Options/SARs      Employees in       Base Price        Expiration
                 Name              Granted (#)(1)    Fiscal Year (2)      ($/Share)           Date
                 ----              --------------   ---------------      ---------           ----
      Paul F. Lidsky                      0               N/A               N/A               N/A

      Michael J. Ryan                  80,000            14.7%             $1.00            3/13/08

      Gregory H. Mohn                  80,000            14.7%             $1.00            3/13/08

      Kirk C. Danzl                    80,000            14.7%             $1.00            3/13/08

      David Batdorf                    35,000             6.4%             $1.00            3/13/08 (3)



(1) Does not include options repriced during fiscal 1998. See "Report on Repricing of Options." The options become exercisable upon the Company meeting certain performance criteria.
(2) Does not include options repriced during fiscal 1998. See "Report on Repricing of Options."
(3)      Such options terminated in connection with Mr. Batdorf's resignation.

Option/SAR Exercises During Fiscal 1998 and Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended December 31, 1998, by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officers.



                           Number of                  Number of Unexercised      Value of Unexercised In-
                        Shares Acquired    Value     Options at Fiscal Year        the-Money Options at
                               On         Realized             End                 Fiscal Year End ($)
           Name             Exercise        ($)     (exercisable/unexercisable)(exercisable/unexercisable)(1)
           ----         ---------------------------  -------------------------  -------------------------
    Paul F. Lidsky            None           0          50,000 / 550,000             $9,375 / 103,125

    Michael J. Ryan           None           0           9,375 / 130,625             $1,758 / 24,492

    Gregory H. Mohn           None           0          13,750 / 153,747               $0 / 28,828

    Kirk C. Danzl             None           0          10,000 / 130,000             $1,875 / 24,375

    David Batdorf             None           0              8,000 / 0                   $1,504 / 0



(1) The value of the options equals the difference between $1.1875, the closing bid price of the Company's Common Stock on December 31, 1998 as reported by the OTC Bulletin Board, and the option exercise price per share, multiplied times the number of shares subject to such options.


Report on Repricing of Options

         In March of 1998, the Compensation Committee reviewed the pricing structure of options granted to all employees under the OneLink 1994 Stock Option Plan. They determined, based upon the downward movement in the price of the Company's stock in fiscal year 1997 and management's goal of having all employees embrace the Company's new business plan and direction, that the options held by the employees were of insufficient value to fulfill the purpose of the Stock Option Plan, which is to retain high quality employees. On March 13, 1998, all employees were allowed to reset their stock option price at $1.00 if they added one year to their original vesting schedule. The following table provides certain information regarding the repricing of stock options held by the executive officers named in the Summary Compensation Table.


                                                                                               Length of
                                  Number of                                                  Original Option
                              Securities Under-    Market Price    Exercise Price             Term Remaining
                               lying Options /   of Stock at Time   at Time of      New    at Date of Repricing
                                SARs Repriced     of Repricing     Repricing or   Exercise    or Amendment
   Name                Date       or Amended      or Amendment      Amendment      Price    and as Extended
   ----                ----       ----------      ------------      ---------      -----    ---------------
   Paul F. Lidsky     3/13/98      200,000            $0.85           $1.50        $1.00       9.5 years

   Michael J. Ryan    3/13/98      100,000            $0.85         $1.125 to      $1.00   4.75 to 9.8 years
                                                                      $2.25

   Gregory  H. Mohn   3/13/98      153,747            $0.85         $1.125 to      $1.00     3 to 9.8 years
                                                                      $3.85

   Kirk C. Danzl      3/13/98      100,000            $0.85         $1.125 to      $1.00     5 to 9.8 years
                                                                      $1.91

   David Batdorf      3/13/98       80,000            $0.85           $1.375       $1.00       9.8 years


              APPROVAL OF AN INCREASE IN RESERVED SHARES UNDER THE
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                                  (Proposal #2)

          The Board of Directors has adopted, subject to shareholder approval, an increase to Three Million (3,000,000) in the number of shares reserved for issuance under the Company's Amended and Restated 1994 Stock Option Plan (the "Plan"). There are currently Two Million Two Hundred Fifty Thousand (2,250,000) shares reserved for issuance under the Plan, of which Thirty Thousand Five Hundred (30,500) have been issued and One Million Nine Hundred Ninety Six Thousand, Nine Hundred Ninety Five (1,996,995) are currently outstanding options as of March 1, 1999.

          The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by providing incentives to directors, officers, other employees and consultants, upon whose efforts the success of the Company depends to a large degree. In order to provide sufficient shares to cover future grants to employees, consultants, directors and others, the shareholders are being asked to approve the reservation of Seven Hundred Fifty Thousand (750,000) additional shares under the Plan.

A general description of the basic features of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

Description of Plan

          Term. The term of the Plan expires May 8, 2004, which is ten (10) years from the date the Plan was adopted by the Board of Directors, unless it is terminated earlier by the Board.

          Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form of agreement to govern each option grant and the conditions to which each option is subject. The form of agreement may be different for each optionee, depending upon the terms of the grant.

          Eligibility. The Plan provides that all employees of the Company or of any subsidiary are eligible to receive incentive stock options pursuant to the Plan. The Plan provides also that nonqualified stock options may be granted to non-employee directors, consultants and advisors to the Company or any subsidiary. As of March 25, 1999, the Company had approximately 19 employees and four non-employee directors.

          Directors' Formula Grant. Under the terms of the Plan, each non-employee director receives an option to purchase 50,000 shares of Common Stock of the Company, upon such director's initial election to the Board. Such option has a per share exercise price equal to the fair market value of the Company's Common Stock on the date the director is initially elected to the Board and vests as to 5,000 shares on the date of initial election to the Board and as to 15,000 shares on each of the next three reelections by the shareholders.

          Options. When an option is granted under the Plan, the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan, and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant. The market price of the Company's Common Stock was $1.53 on March 22, 1999. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages or otherwise, is set by the Committee or the Board, but in no event may an option be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, check, promissory note or Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is nontransferable during the lifetime of the optionee and will terminate earlier than its stated expiration date in the event of the optionee's termination of employment or directorship. The Committee or the Board may impose additional or alternative conditions and restrictions on the options granted under the Plan.

          Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company.

          Federal Income Tax Consequences of the Plan. Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an optionee realizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon exercise of an incentive stock option for a period of two years from the granting of the option and one year after receipt of the shares.

          Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, provided that the Company withholds income and other employment-related taxes on such ordinary income.

Plan Benefits

          The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:
                                                              Total Number of
  Name and Position/Group                                  Options Received (1)

  Paul F. Lidsky, President and CEO                            600,000
  Michael J. Ryan, Vice President and CFO                      140,000
  Gregory H. Mohn, Vice President-Business Development         167,497

  Kirk C. Danzl, Vice President-Operations                     140,000
  Current Executive Officer Group                            1,443,747
  Current Non-executive Officer Director Group                 173,000
  Current Non-executive Officer Employee Group                 360,758

(1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Compensation Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to nonemployee directors as described above.

Vote Required: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN. Approval of such increase requires the affirmative of the greater of (i) a majority of the voting power of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal #3)

          On July 28, 1998, the Board of Directors of the Company, acting on the recommendation of management, approved the engagement of Lund Koehler Cox & Arkema, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. Lund Koehler Cox & Arkema, LLP replaces the firm of Ernst & Young LLP, which was dismissed effective July 28, 1998 as the Company's certified public accountants responsible for auditing the Company's financial statements.

          Ernst & Young LLP's reports for the last two fiscal years contained an emphasis paragraph with respect to the Company's ability to continue as a going concern without obtaining additional capital due to recurring losses and negative cash flows from operations. Ernst & Young LLP's reports contained no adverse opinions, disclaimers, qualifications or modifications as to audit scope, accounting principles, or uncertainty, other than the previously mentioned uncertainty. For each of the two fiscal years ended December 31, 1997 and December 31, 1996, respectively, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, the Company's internal controls, reliability of management's representations, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

         The Board of Directors unanimously recommends that the shareholders ratify the appointment of Lund Koehler Cox & Arkema, LLP, independent public accountants, as the Company's independent public accountants for the fiscal year ending December 31, 1999. Unless otherwise instructed, the Proxies will be so voted.

          Representatives of Lund Koehler Cox & Arkema, LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to questions form the Company's shareholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to Insiders were compiled and filed on a timely basis except that one form reporting one transaction was filed late by Mr. Mohn, and one form reporting one transaction was filed late by Mr. Eibensteiner.


                              SHAREHOLDER PROPOSALS

          Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 annual meeting must be received by the Company at its offices by December 21, 1999, to be considered for inclusion in the Company's proxy statement and related proxy for such annual meeting.

          Also, if a shareholder proposal intended to be presented at the 2000 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after March 3, 2000, then management named in the Company's proxy form for the 2000 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                                 OTHER BUSINESS

          The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.


                                OTHER INFORMATION

          Enclosed with this Proxy Statement is a copy of the Company's 1998 Annual Report to Shareholders.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. SUCH REQUESTS SHOULD BE SENT TO ONELINK COMMUNICATIONS, INC., PAUL F. LIDSKY, PRESIDENT, 10340 VIKING DRIVE, SUITE 150, EDEN PRAIRIE, MN 55344.

                                             By order of  Board of Directors,



                                             Ronald E. Eibensteiner
                                             Chairman

Dated:  April 20, 1999
        Eden Prairie, MN

                          ONELINK COMMUNICATIONS, INC.
                    Proxy for Annual Meeting of Shareholders

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL F. LIDSKY and RONALD E. EIBENSTEINER, or either of them acting alone, with the power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of OneLink Communications Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders of OneLink Communications, Inc. to be held on May 25, 1999, at 2:00 p.m., Central Standard Time at the Company's headquarters located at 10340 Viking Drive, Suite 150, Eden Prairie, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

1.   ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

       To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below:
       Paul Lidsky               Vin Weber                  Ronald Eibensteiner
       John Stapleton            Thomas Kieffer

2. APPROVAL OF THE RESERVATION OF SEVEN HUNDRED FIFTY THOUSAND (750,000) ADDITIONAL SHARES UNDER THE 1994 STOCK OPTION PLAN.
     [ ]   FOR                [ ]   AGAINST                    [ ]   ABSTAIN

3. APPROVAL OF LUND KOEHLER COX & ARKEMA, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
     [ ]   FOR                [ ]   AGAINST                    [ ]   ABSTAIN

4. OTHER MATTERS; THE APPOINTED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.
     [ ]   FOR                [ ]   AGAINST                    [ ]  ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of the nominees set forth in Item 1 and FOR Item 2 and Item 3. If shares are held by joint tenants, both should sign this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporation, please sign in the full corporate name by President or other authorized officer. When signing as a partnership, please sign in the partnership name by an authorized person.


                                         -------------------------------------
                                                   Signature


                                         -------------------------------------
                                            Signature if held jointly


                                         Dated __________________________, 1999
                                         PLEASE MARK, SIGN, DATE AND RETURN
                                         THE PROXY CARD PROMPTLY USING THE
                                         ENCLOSED ENVELOPE

                          ONELINK COMMUNICATIONS, INC.

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                       (as amended through April 8, 1999)


         1. Purposes of the Plan. The purposes of this Amended and Restated 1994 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "Common Stock" means the Common Stock of the Company.

         (f) "Company" means OneLink Communications, Inc., a Minnesota corporation.

         (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)  If the Common Stock is listed on any established
stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Option" means a stock option granted pursuant to the Plan.

                  (o) "Optioned Stock" means the Common Stock subject to an Option.

                  (p) "Optionee" means an Employee or Consultant who receives an Option.

                  (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "Plan" means this 1994 Stock Option Plan.

                  (s) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (t) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,000,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a)      Procedure.

                           (i) Administration With Respect to Directors and
Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii) Multiple Administrative Bodies. If permitted by
Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                           (iii) Administration With Respect to Consultants and
Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of state corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(k) of the Plan;

                           (ii) to select the Consultants and Employees to whom
Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v)  to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restriction regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder;

                           (viii) to determine whether and under what
circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

                           (ix) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

                           (x) to restate the Plan, from time to time, to
include any amendment to the Plan which has been approved in accordance with the terms of the Plan or other applicable law.

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5.       Eligibility.

                  (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or my Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at my time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8.       Option Exercise Price and Consideration.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                            (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
of the grant of Such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B) granted to any Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonqualified Stock Option, the
per Share exercise price shall be determined by the Administrator.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9.       Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                           Until the stock certificate evidencing such Shares
is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                           Exercise of a Option in any manner shall result in a
decease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only with in a period of thirty (30) days (or such other period of time as is determined by the Board, which, in the case of an Incentive Stock Option shall not exceed three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12.      Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or a majority of all of the assets of the Company, or the merger of the Company with or into another corporation if the shareholders of the Company immediately prior to such merger own less than fifty percent (50%) of the equity of the combined entity immediately after such merger becomes effective the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable and the Board shall notify the Optionee at least twenty-five (25) days prior to such transaction that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. In the event of any other form of merger with or into another corporation, each outstanding Option shall be assumed or a equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to Substitute a equivalent option or right, the Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  (d) Public Offering. Immediately upon the closing of the Company's sale of Common Stock pursuant to a registration statement on Form 5-1,
5.18 (or the equivalent) under the Securities Act of 1933, as amended, pursuant to a public offering the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable so long as such Optionee agrees not to sell any shares acquired upon exercise during a period beginning on the effective date of such registration statement and ending 180 days afterwards or such shorter period as may be requested by the underwriter and the Board shall notify the Optionee at least twenty-five (25) days prior to such transaction.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16B-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or a established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of a Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         19.      Grant of Options to Non-Employee Directors.

                  (a) Timing of the Grant. Each Non-Employee Director whose initial election or appointment to the Board of Directors occurs after January 15, 1997, shall, as of the date of such approval, election or appointment to the Board, automatically receive an option to purchase Fifty Thousand (50,000) shares of the Common Stock at an exercise price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such election or appointment.

                  With the exception of Mr. Weber, each Non-Employee Director serving on the Board as of January 15, 1997, is automatically granted an option, effective January 15, 1997, to purchase Fifty Thousand (50,000) shares of the Common Stock at an exercise price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on January 15, 1997.

                  The foregoing notwithstanding, Mr. Weber is automatically granted an option, effective January 15, 1997, to purchase Forty-five Thousand (45,000) shares of the Common Stock at an exercise price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on January 15, 1997. The vesting schedule described below shall not apply to Mr. Weber with respect to the vesting of Five Thousand (5,000) shares of the Common Stock as of January 15, 1997, but shall otherwise apply in the manner applicable to Non-Employee Directors.

                  (b) Vesting Schedule. The shares granted to Non-Employee Directors pursuant to this Plan shall become exercisable (shall vest) upon the occurrence of the following:

    Upon initial election
    or appointment to the Board
    (1/15/97 for current Non-Employee Directors)                 5,000 shares

    Upon first re-election (following the initial grant)
    to the Board by the shareholders                             15,000 shares

    Upon second re-election (following the initial grant)
    to the Board by the shareholders                             15,000 shares

    Upon third re-election (following the initial grant)
    to the Board by the shareholders                             15,000 shares


                  (c) General. Non-Employee Directors shall not receive options to purchase more than 50,000 shares for all years served on the Board of Directors. All options granted pursuant to this Section 19 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier."